EXHIBIT 10.3

       IRREVOCABLE TRANSFER AGENT INSTRUCTIONS, DATED SEPTEMBER 30, 2005.

                           TRANSFER AGENT INSTRUCTIONS

                            INKSURE TECHNOLOGIES INC.

                               September 30, 2005


Pacific Stock Transfer Company
500 E. Warm Springs Road, Ste. 240
Las Vegas, Nevada 89119
Attention:  Linda C. Payne

Ladies and Gentlemen:

     Reference is made to that certain Securities Purchase Agreement, dated as of September 30, 2005 (the "AGREEMENT"), by and among InkSure Technologies Inc., a Delaware corporation (the "COMPANY"), and the investors named on the Schedule of Buyers attached thereto (collectively, the "HOLDERS"), pursuant to which the Company is issuing to the Holders convertible notes (the "NOTES"), which are convertible into shares of the common stock of the Company, $0.01 par value per share (the "COMMON STOCK").

     This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Notes (the "CONVERSION SHARES") to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as
EXHIBIT I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, and the transfer agent shall have no liability for relying on such instructions.

     You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company that either (i) a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), or (ii) that sales of the Conversion Shares may be made in conformity with Rule 144 under the 1933 Act, and (b) if applicable, a copy of such registration statement, then, within three (3) business days after your receipt of a notice of transfer or Conversion Notice, you shall issue the certificates representing the Conversion Shares and such certificates shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction; PROVIDED, HOWEVER, that if such Conversion Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Conversion Shares shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) A WRITTEN CONFIRMATION FROM THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

     The Company hereby confirms that in the event that a stop order suspending the effectiveness of a registration statement covering the resale of the Conversion Shares has been issued by the SEC or any proceeding for that purpose is threatened by the SEC, the Company will notify you promptly, in light of the circumstances, of such order or notice. In addition, the Company shall promptly inform you of any voluntary suspension of the effectiveness of such registration statement and confirm the continued effectiveness of such registration statement upon inquiry by you.

     If for any reason you desire to resign as transfer agent of the Company, you shall first provide the Company and the Holders with sixty (60) days prior written notice (the "NOTICE PERIOD"). Notwithstanding the aforementioned, you may resign as transfer agent to the Company and will be under no obligation to continue to provide any issuance or transfer agent services as contemplated by this letter if the Company is not current in all its outstanding payment obligations for services provided by you during the Notice Period, PROVIDED, HOWEVER, that the Holders, at their option, may pay for the costs associated with any issuance of stock contemplated by the Agreement and this letter, and you shall then continue to provide issuance and transfer agent services as stipulated by this letter until the end of the Notice Period.

     A form of written confirmation from the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act is attached hereto as EXHIBIT II.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (917) 864-3416.

                                                Very truly yours,

                                                INKSURE TECHNOLOGIES INC.


                                                 By:  _____________________
                                                 Name:  Elie Housman
                                                 Title: Chief Executive Officer

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this __ day of September 2005

Pacific Stock Transfer Company

By: _________________________
    Name: ___________________
    Title: __________________

Enclosures

cc:    Smithfield Fiduciary LLC
       [Other Buyers]
       Eleazer N. Klein, Esq.

                                    EXHIBIT I

                            INKSURE TECHNOLOGIES INC.
                                CONVERSION NOTICE


Reference is made to the Senior Secured Convertible Note (the "NOTE") issued to the undersigned by INKSURE TECHNOLOGIES INC. (the "COMPANY"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock $0.01 par value per share (the "COMMON STOCK"), as of the date specified below.

     Date of Conversion: _______________________________________________________

     Aggregate Conversion Amount to be converted: ______________________________

Please confirm the following information:

     Conversion Price: _________________________________________________________

     Number of shares of Common Stock to be issued: ____________________________

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

     Issue to: _________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Facsimile Number: _________________________________________________________

     Authorization: ____________________________________________________________

                By: ____________________________________________________________

                  Title: _______________________________________________________

Dated: _________________________________________________________________________

     Account Number: ___________________________________________________________
     (if electronic book entry transfer)

     Transaction Code Number: __________________________________________________
     (if electronic book entry transfer)

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Conversion Notice and hereby directs Pacific Stock Transfer Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated September 30, 2005 from the Company and acknowledged and agreed to by Pacific Stock Transfer Company.

                                                       INKSURE TECHNOLOGIES INC.

                                                       By: ____________________
                                                           Name:
                                                           Title:

                                   EXHIBIT II

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

Pacific Stock Transfer Company
500 E. Warm Springs Road, Ste. 240
Las Vegas, NV 89119
Attention:  Linda C. Payne

          Re:  InkSure Technologies Inc.

Ladies and Gentlemen:

     Reference is made to that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") by and among InkSure Technologies Inc., a Delaware corporation, (the "Company") and the buyers named therein (collectively, the "HOLDERS"), pursuant to which the Company issued to the Holders senior secured convertible notes (the "NOTES") convertible into the Company's common stock, $0.01 par value per share (the "COMMON STOCK"), and that certain Registration Rights Agreement by and among the Company and the Holders (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised our counsel by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

     This letter shall serve as our notice to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated September 30, 2005.

     This letter shall serve as our standing notice with regard to this matter.

                                                       Very truly yours,

                                                       INKSURE TECHNOLOGIES INC.

                                                       By: ____________________
                                                           Name:
                                                           Title:

CC:  [LIST NAMES OF HOLDERS]